SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                   March 11, 2005

                  American Wagering, Inc.
(Exact name of registrant as specified in its charter)

               Nevada                                                                                      000-20685                                                                                        88-0344658
(State or other jurisdiction                                                                  (Commission                                                                              (I.R.S. Employer
        of incorporation)                                                                           File Number)                                                                              Identification No.)

   675 Grier Drive, Las Vegas, Nevada                                                                                                                                                                89119
(Address of principal executive offices)                                                                                                                                                       (Zip Code)

Registrant’s telephone number, including area code:   (702) 735-0101

Section 1 - Registrant’s Business and Operations

Item 1.03         Bankruptcy or Receivership.

On March 11, 2005, the Registrant, along with Leroy’s Horse & Sports Place, Inc., its wholly owned subsidiary, consummated the Restated Amended Joint Plan of Reorganization, confirmed by the U.S. Bankruptcy Court for the District of Nevada on February 28, 2005, and formally emerged from Chapter 11 proceedings. The Registrant and its subsidiary officially concluded the process after completing all required actions and all remaining conditions.

On March 14, 2005, the Registrant issued a press release announcing that it and its subsidiary successfully emerged from bankruptcy. A copy of the Registrant’s press release is being filed with, and is incorporated herein by reference, this report as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits

Exhibit Number        Description

99.1	Press release dated March 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:       March 15, 2005.

AMERICAN WAGERING, INC.

By:/s/ Timothy F. Lockinger
Name: Timothy F. Lockinger
Title:   Chief Financial Officer
            Principal Accounting Officer